Exhibit 99.2


                          [LOGO] First Ipswich Bancorp


                                 SECOND QUARTER
                                     REPORT


                                      2004


                                     [LOGO]



                           Investing in Relationships

                                  www.fnbi.com

                                                    August 17, 2004


Dear Shareholders, Customers and Friends:

      It has been a very exciting quarter for our institution. We began with our successful conversion and acquisition of our new Cambridge, Massachusetts location on April 3rd. We opened our next branch in Beverly, Massachusetts on May 15th. We had sensational results from our grand opening Certificate of Deposit specials. New deposits taken in exceeded $30 million from these one-day specials.

      Additionally, we completed our stock offering in June, when all 300,000 shares of stock offered were sold. The proceeds of the stock offering are intended to be used for the acquisition of an investment advisory firm and growth in our branch network, as was previously mentioned. This new capital will facilitate our strategic growth plans. We intend to provide quotations of our common stock on the OTC Bulletin Board. In the future it is our intent to list on the NASDAQ(R) SmallCap Market.

      The second quarter financials reflect the activities previously mentioned. As a result of our continued investment in new retail branches and the consequent increase in legal, marketing and other expenses, as well as staffing infrastructure costs, the company recorded a net loss for the quarter. It is the intent of this investment in new infrastructure to enhance earnings in the future.

      Assets increased 24.8% from the same period last year to $387.7 million. Loans increased 7.6% to nearly $164 million, while deposits have increased 20.3% to $244.8 million when compared to the same period last year.

      The Board of Directors, Management and Staff are delighted with the accomplishments of the first two quarters of 2004. We look forward to deriving substantial benefits from these achievements during the remainder of the year.

Very truly yours,



Neil St. John Raymond                                Donald P. Gill
Chairman of the Board                                President & CEO

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                     FIRST IPSWICH BANCORP AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS (unaudited)
                       (In thousands, except share data)

                                                                 June 30,        June 30,
                                                                   2004           2003
                                                                 ---------      ---------
ASSETS
Cash and due from banks                                          $  12,881      $  11,693
Federal funds sold                                                     410            634
                                                                 ---------      ---------

Total cash and cash equivalents                                     13,291         12,327
                                                                 ---------      ---------

Certificate of deposit                                               2,279             --
Securities available for sale, at fair value                       155,984        105,227
Securities held to maturity, at amortized cost                      34,417         25,396
Federal Home Loan Bank stock, at cost                                5,590          5,248
Federal Reserve Bank stock, at cost                                    489            489
Loans, net of allowance for loan losses of $1,318 and $1,371       163,968        152,424
Banking premises and equipment, net                                  5,887          5,591
Other assets                                                         5,808          3,910
                                                                 ---------      ---------

Total assets                                                     $ 387,713      $ 310,612
                                                                 =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                         $ 244,750      $ 203,458
Short-term borrowings                                               54,281         24,319
Long-term borrowings                                                42,944         56,994
Subordinated debentures                                              9,000          9,000
Due to broker                                                       17,475             --
Other liabilities                                                    1,440          2,406
                                                                 ---------      ---------

Total liabilities                                                  369,890        296,177
                                                                 ---------      ---------

Stockholders' equity:
Preferred stock, $1.00 par value; 1,000,000 shares
  authorized, none issued                                               --             --
Common stock, $1.00 par value; 4,000,000 shares
  authorized, 2,078,120 and 1,778,120 issued,
  respectively                                                       2,078          1,778
Additional paid-in capital                                           9,148          5,882
Retained earnings                                                    8,092          6,860
Accumulated other comprehensive income (loss)                       (1,384)            49
Treasury stock, at cost - 20,490 and 24,680 shares,
  respectively                                                        (111)          (134)
                                                                 ---------      ---------

Total stockholders' equity                                          17,823         14,435
                                                                 ---------      ---------

Total liabilities and stockholders' equity                       $ 387,713      $ 310,612
                                                                 =========      =========

Non-accrual loans                                                $      --      $      --
Non-performing assets                                            $      --      $      --
Net charged-off loans (recoveries)                               $      13      $      13
Non-performing assets to total assets                                 0.00%          0.00%
Non-performing assets to ALLL                                         0.00%          0.00%
Leverage ratio                                                        7.17%          6.10%
Total risk based capital ratio                                       13.74%         13.42%


                                       2
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                     FIRST IPSWICH BANCORP AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF INCOME (unaudited)
                        (In thousands, except share data)

                                                                                          Six Months Ended
                                                           Quarter Ended June 30,              June 30,
                                                           ----------------------        --------------------
                                                            2004            2003          2004          2003
                                                           -------         ------        ------        ------
Interest and dividend income:
  Interest and fees on loans                               $ 2,575         $2,537        $5,098        $4,919
  Interest on debt securities:
     Taxable                                                 1,203          1,030         2,498         2,319
     Tax-exempt                                                191            140           383           238
  Dividends on equity securities                                57            101           110           194
  Other interest                                                35              2            70             3
                                                           -------         ------        ------        ------
        Total interest and dividend income                   4,061          3,810         8,159         7,673
                                                           -------         ------        ------        ------
Interest expense:
  Interest on deposits                                         705            660         1,223         1,325
  Interest on borrowed funds                                   623            618         1,286         1,227
  Interest on subordinated debentures                          144            146           288           293
                                                           -------         ------        ------        ------
        Total interest expense                               1,472          1,424         2,797         2,845
                                                           -------         ------        ------        ------
Net interest income                                          2,589          2,386         5,362         4,828
Provision for loan losses                                       --             --            --            --
                                                           -------         ------        ------        ------
Net interest income, after provision for loan losses         2,589          2,386         5,362         4,828
Other income:
  Gain (loss) on sales and calls of securities, net            (11)           294           375           934
  Service charges on deposit accounts                          364            285           650           531
  Credit card fees                                             176            173           311           334
  Trust fees                                                   112             84           203           168
  Non-deposit investment fees                                   70             45           163           113
  Miscellaneous                                                 77             30            99           115
                                                           -------         ------        ------        ------
        Total other income                                     788            911         1,801         2,195
                                                           -------         ------        ------        ------
Operating expenses:
  Salaries and employee benefits                             1,821          1,536         3,696         2,937
  Occupancy and equipment                                      513            450           959           877
  Professional fees                                            208            140           495           316
  Credit card interchange                                      146            132           240           233
  Advertising and marketing                                    193            124           263           216
  Data processing                                              156            110           300           233
  ATM processing                                               101             77           191           145
  Other general and administrative                             381            295           684           568
                                                           -------         ------        ------        ------
        Total operating expenses                             3,519          2,864         6,828         5,525
                                                           -------         ------        ------        ------
Income (loss) before income taxes                             (142)           433           335         1,498
Provision (credit) for income taxes                           (100)           128            25           464
                                                           -------         ------        ------        ------
Net income (loss)                                          $   (42)        $  305        $  310        $1,034
                                                           =======         ======        ======        ======
Weighted average common shares outstanding:
  Basic                                                      1,758          1,753         1,758         1,753
                                                           -------         ------        ------        ------
  Diluted                                                    1,851          1,806         1,851         1,806
                                                           -------         ------        ------        ------
Earnings (loss) per share:
  Basic                                                    $ (0.02)        $ 0.17        $ 0.18        $ 0.59
                                                           =======         ======        ======        ======
  Diluted                                                  $ (0.02)        $ 0.17        $ 0.17        $ 0.57
                                                           =======         ======        ======        ======

Return on average assets                                     (0.05%)         0.39%         0.18%         0.67%
Return on average equity                                     (1.12%)         8.35%         4.05%        14.39%
Net interest margin                                           3.19%          3.27%         3.35%         3.34%

                                    IPSWICH#
                                31 Market Street

                                    BEVERLY*
                                588 Cabot Street

                                   CAMBRIDGE*
                            2067 Massachusetts Avenue

                                     ESSEX#
                               8-10 Martin Street

                                   GLOUCESTER*
                                 207 Main Street

                                  NEWBURYPORT#
                                155 State Street

                                     ROWLEY*
                                 167 Main Street

                                     ROWLEY*
                       144 Newburyport Turnpike (Route 1)

                                LONDONDERRY, NH#
                              23 Orchard View Drive

                                 MANCHESTER, NH*
                                    Wal#Mart
                                300 Keller Street

                                 NEWINGTON, NH*
                                    Wal#Mart
                              2200 Woodbury Avenue

                                   SALEM, NH*
                                    Wal#Mart
                             300-344 North Broadway

                                  800-834-0046
                              Connects All Offices

            Remote ATM Locations-Massachusetts
            Bruni's Market, 36 Essex Rd, Ipswich*
            Salt Box Restaurant, 141 High St, Ipswich*
            108 Eastern Ave, Gloucester#
            Topsfield Fairgrounds, 207 Boston Rd, Topsfield*
            Dunkin Donuts, 148 Newburyport Trnpk, Rowley#

                     ATMs available at all branch locations
                          *24-Hour ATMs # Drive-Up ATMs
                                  www.fnbi.com

Member FDIC                                                              EQUAL
                                                                     OPPORTUNITY
                                                                        LENDER